UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2012

EMPLOYERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10375 Professional Circle Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On February 27, 2012, Employers Holdings, Inc. (the “Company”) issued a press release announcing results for the fourth quarter and fiscal year ended December 31, 2011. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and is being furnished, not filed, under Item 2.02 to this Current Report on Form 8-K.

Section 8 – Other Information

Item 8.01.	Other Events.

On February 27, 2012, the Company announced that its Board of Directors declared a first quarter 2012 cash dividend of six cents per share on the Company’s common stock. The dividend is payable on March 26, 2012 to stockholders of record as of March 12, 2012.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

99.1	Employers Holdings, Inc. press release, dated February 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President, Chief Legal Officer and General Counsel

Dated: February 27, 2012

Exhibit Index

Exhibit No.	Exhibit

99.1	Employers Holdings, Inc. press release, dated February 27, 2012.